SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 1999

                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-25581                 06-1528493
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(State or other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

                Five High Ridge Park, Stamford, Connecticut 06905
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                    (Address of principal office) (zip code)

                                 (203) 705-3000
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               Registrant's telephone number, including area code

                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5. Other Events.

Second Quarter 1999 Financial Results

      On July 19, 1999, priceline.com Incorporated, a Delaware corporation ('priceline.com"), announced its financial results for the second quarter ended June 30, 1999. The information set forth in this paragraph is qualified in its entirety by reference to a press release issued by priceline.com on July 19, 1999, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Common Stock and Convertible Debt Offerings

      On July 19, 1999, priceline.com separately announced that it intended to file a registration statement later that week covering the sale of $250.0 million of convertible subordinated notes and six million shares of priceline.com common stock. The common stock offering will be comprised of 2.0 million shares of comon stock to be issued by priceline.com and 4.0 million shares to be sold by certain selling stockholders. Priceline.com stated that it intends to use the proceeds of the offerings to invest in further growth of priceline.com's multiple product offerings. The information set forth in this paragraph is qualified in its entirety by reference to a press release issued by priceline.com on July 19, 1999, a copy of which is attached hereto as Exhibit
99.2 and incorporated herein by reference.

      On July 19, 1999, priceline.com also separately announced that priceline.com and its underwriters in the initial public offering have agreed to release up to 1.1 million option shares held by priceline.com employees from the current 180-day post-initial public offering limitation on exercise, which otherwise would expire on September 26, 1999. Priceline.com employees holding options that were vested as of June 1, 1999 will be permitted to sell a portion of their option shares during a period commencing on July 20, 1999 and ending on July 30, 1999. Any employee choosing to exercise and sell options earlier than the 180-day post-initial public offering release date will be required to agree to enter into a "lock-up" agreement in a form similar to that signed by selling stockholders in the secondary common stock offering, which will prohibit additional option exercises or stock sales prior to 180 days from the completion of the secondary common stock offering. Priceline.com's Chairman, Vice Chairman, President and Chief Financial Officer have all indicated that they will not exercise any options in this early option release program. The information set forth in this paragraph is qualified in its entirety by reference to a


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press release issued by priceline.com on July 19, 1999, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

            99.1  Press Release issued by priceline.com on July 19, 1999.

            99.2  Press Release issued by priceline.com on July 19, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRICELINE.COM INCORPORATED


                                            By: /s/ Paul E. Francis
                                                ------------------------------
                                                Name:  Paul E. Francis
                                                Title: Chief Financial Officer

Date: July 19, 1999


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99.1              Press Release issued by priceline.com on July 19, 1999.

  99.2              Press Release issued by priceline.com on July 19, 1999.